INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

INVESCO BLOOMBERG COMMODITY STRATEGY ETF

SUPPLEMENT DATED FEBRUARY 28, 2020 TO THE

PROSPECTUS DATED FEBRUARY 28, 2020

Shares of Invesco Bloomberg Commodity Strategy ETF (the “Fund”) are currently not available for purchase, as the Fund has not yet commenced investment operations.

Please Retain This Supplement For Future Reference.

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